EXhibit 10.1

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of May 17th, 2024, is entered into by and between Meiwu Technology Company Limited., a British Virgin Islands exempt company (“Company”), and the undersigned therein (“Investors”).

A. Company and Investors are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B. Each Investor, separately and note jointly, desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a convertible promissory note, in the form attached hereto as Exhibit A, to each Investor (each, a “Note”, collectively, the “Notes”), convertible into ordinary shares, no par value per share, of Company (the “Ordinary Shares”), upon the terms and subject to the limitations and conditions set forth in such Note. The original principal amount of each Note is as set forth in Schedule A attached hereto respectively, and together in the aggregate principal amount of $1,100,000.00.

C. This Agreement, the Notes, and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

D. For purposes of this Agreement: “Conversion Shares” means all Ordinary Shares issuable upon conversion of all or any portion of the Notes; and “Securities” means the Notes and the Conversion Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investors hereby agree as follows:

1. Purchase and Sale of Securities.

1.1. Purchase of Securities. Company shall issue and sell to each Investor, and each Investor shall purchase from Company a Note. In consideration thereof, each Investor shall pay the Purchase Price (as defined below) to Company.

1.2. Form of Payment. On the Closing Date (as defined below), each Investor shall wire the Purchase Price in immediately available funds to a bank account designated by Company against delivery of the Note.

1.3. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 5 and Section 6 below, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be no later than May 31st, 2024 (the “Closing Date”), or another mutually agreed upon date. The Closing shall occur on the Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hunter Taubman Fischer & Li LLC at 950 Third Avenue, Floor 19th, New York, NY 10022.

1.4. Collateral for the Securities. The Notes shall be unsecured.

1

1.5. Original Issue Discount. Each Note carries an original issue discount of $100,000.00 (the “OID”). The “Purchase Price” for each Note, therefore, shall be $1,000,000.00, computed as follows: $1,100,000.00 initial principal balance, less the OID.

2. Investors’ Representations and Warranties. Each of the Investors separately and jointly represents and warrants to Company that as of the Closing Date:

2.1. Each of the Investors is an “accredited investors” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act.

2.2. Organization. Such Each of the Investors is either an individual or an entity, corporate, partnership, limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporated or formed with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

2.3. Authority. Each of the Investors has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Investor or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof.

2.4. Purchase Entirely for Own Account. This Agreement is made with each of the Investors in reliance upon each of the Investors’ representation to the Company, which by each of the Investors’ execution of this Agreement, each of the Investors hereby confirms that the Securities to be acquired by each of the Investors will be acquired for investment for each of the Investors’ own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that each of the Investors has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each of the Investors further represents that each of the Investors does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities.

2.5. Experience of each of the Investors. Each of the Investors, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

2.6. Ability to Bear Risk. Each of the Investors understands and agrees that purchase of the Securities is a high-risk investment and each of the Investors is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Each of the Investors must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. Each of the Investors represents that it is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

2

2.7. Disclosure of Information. Each of the Investors has been given access to full and complete information regarding the Company and has utilized such access to each of the Investors’ satisfaction for the purpose of obtaining such information regarding the Company as each of the Investors has reasonably requested. In particular, each of the Investors: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as each of the Investors has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. Each of the Investors is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

2.8. No other documents. In evaluating the suitability of an investment in the Company, each of the Investors has not relied upon any representation or other information (oral or written) other than as stated in this Agreement.

2.9. Use of Purchase Price. Each of the Investors understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of its expenditures.

2.10. Restricted Securities. Each of the Investors understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each of the Investors’ representations as expressed herein. Each of the Investors understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, each of the Investors must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, each of the Investors acknowledges that the Company has no obligation to register or qualify the Securities. Each of the Investors further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside of Each of the Investors’ control, and which the Company is under no obligation and may not be able to satisfy.

2.11. No General Solicitation. Each of the Investors is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

2.12. Exculpation Among Each of the Investors. Each of the Investors acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each of the Investors agrees that each of the Investors is not liable to any other each of the Investors participated in this Offering for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3

2.13. Each of the Investors has been independently advised as to the restrictions with respect to trading the Securities and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that the each of the Investors (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and each of the Investors is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and each of the Investors is aware that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities laws, and it agrees that any certificates representing the Securities may bear a legend indicating that the resale of such securities is restricted;

2.14. Each of the Investors is aware that the Company is a “reporting company” (as such term is used in the Securities Exchange Act of 1934, as amended) in the U.S.;

2.15. Each of the Investors understands that the purchase of the Securities is a highly speculative investment and that an investment in the Securities is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Company;

2.16. Confidential Information. Each of the Investors agrees that such Investors and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Investors may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investors pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Investors or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that an Investor may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Investor in connection with such Investors’ investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of such Investor, so long as the prospective transferee agrees to be bound by the provisions of this Section 2.16. In addition, each Investor acknowledges that the United States securities laws and other laws prohibit any person or entity who has material non-public information (“MNPI”) concerning the Company from purchasing or selling any of securities of the Company, and from communicating such information to any person or entity under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Investor acknowledges that some or all of the confidential information may include MNPI for purposes of the federal securities laws. Each Investor acknowledges and agrees that itself/himself/herself or any individual or entities (“Affiliate”) affiliated with or controlled by such Investor will abide by all securities laws relating to the handling of and acting upon such information. Each Investor is expressly prohibited from purchasing or selling securities of the Company based on such confidential information. Each Investor will take reasonable steps to ensure that such Investor or its Affiliate will not purchase or sell the Company’s securities in reliance upon MNPI until such time as no violation of the applicable securities laws would result from such securities trading. Each Investor and its Affiliates are prohibited from informing, or “tipping”, any other person about such MNPI.

2.17. No Advertisements or Direct Selling Effort. Each of the Investors is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. Each of the Investors has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that each of the Investors may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

4

2.18. General. Each of the Investors understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

3. Company’s Representations and Warranties. Company represents and warrants to Investors that as of the Closing Date: (i) Company is an exempt company with limited liability duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (ii) Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (iii) Company has registered its Ordinary Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; (iv) each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; (v) this Agreement, the Notes, and the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms; (vi) the execution and delivery of the Transaction Documents by Company, the issuance of Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or memorandum and articles of association, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Ordinary Shares, or (c) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets; (vii) no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of Company is required to be obtained by Company for the issuance of the Securities to Investors or the entering into of the Transaction Documents; (viii) none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; (ix) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Company or which would adversely affect the validity or enforceability of, or the authority or ability of Company to perform its obligations under, any of the Transaction Documents; (x) Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; (xi) Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; (xii) neither Investors nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investors or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents.

5

4. Company Covenants. Until all of Company’s obligations under all of the Transaction Documents are paid and performed in full, Company will at all times comply with the following covenants: (i) when issued, the Conversion Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (ii) the Ordinary Shares shall be listed or quoted for trading on NYSE or Nasdaq; (iii) trading in Company’s Ordinary Shares will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease trading on Company’s principal trading market; (iv) Company hereby grants to all the Investors collectively a participation right, whereby all the Investors together shall have the right to participate in their discretion in up to thirty percent (30%) of the amount raised in any subsequent equity or debt financing of Company to any U.S. Person as defined in Regulation S of the Securities Act in the U.S. In furtherance thereof, should Company seek to raise capital via any transaction covered by the foregoing participation right it shall provide Investors written notice of such proposed transaction, along with copies of the proposed transaction documents. All the Investors together shall then have up to two (2) calendar days to elect to purchase up to thirty percent (30%) of securities proposed to be issued in such transaction on the most favorable terms and conditions offered to any other purchaser of the same securities.

5. Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the Securities to Investors at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

5.1. Investors shall have executed this Agreement and delivered the same to Company.

5.2. Investors shall have delivered the Purchase Price to Company in accordance with Section 1.2 above.

6. Conditions to Investors’ Obligation to Purchase. The obligation of each Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that the condition are for each Investor’s sole benefit and may be waived by Investors at any time in its sole discretion:

6.1. Company shall have executed this Agreement and the Notes and delivered the same to Investors.

In the event any of the conditions in Sections 5 and 6 is not satisfied or waived by the Closing Date, the Agreement will be cancelled and deemed void ab initio.

7. Reservation of Shares. On the date hereof, Company will reserve 10,000,000 Ordinary Shares from its authorized and unissued Ordinary Shares to provide for all issuances of Ordinary Shares under the Notes (the “Share Reserve”). Company further agrees to add additional Ordinary Shares to the Share Reserve in increments of 100,000 shares as and when requested by Investors if as of the date of any such request the number of shares being held in the Share Reserve is less than two (2) times the number of Ordinary Shares obtained by dividing the Outstanding Balance (as defined in the Note) as of the date of the request by the Conversion Price (as defined in the Note). Company shall further require the Transfer Agent to hold the Ordinary Shares reserved pursuant to the Share Reserve exclusively for the benefit of Investors and to issue such shares to Investors promptly upon Investors’ delivery of a Conversion Notice under the Note. Finally, Company shall require the Transfer Agent to issue Ordinary Shares pursuant to the Notes to Investors out of its authorized and unissued shares, and not the Share Reserve, to the extent Ordinary Shares have been authorized, but not issued, and are not included in the Share Reserve. The Transfer Agent shall only issue shares out of the Share Reserve to the extent there are no other authorized shares available for issuance and then only with Investors’ written consent.

6

8. OFAC; Patriot Act.

8.1. OFAC Certification. Company certifies that (i) it is not acting on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department, through its Office of Foreign Assets Control (“OFAC”) or otherwise, as a terrorist, “Specially Designated Nation”, “Blocked Person”, or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by OFAC or another department of the United States government, and (ii) Company is not engaged in this transaction on behalf of, or instigating or facilitating this transaction on behalf of, any such person, group, entity or nation.

8.2. Foreign Corrupt Practices. Neither Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of Company or any subsidiary has, in the course of his actions for, or on behalf of, Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

8.3. Patriot Act. Company shall not (i) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the OFAC) that prohibits or limits Investors from making any advance or extension of credit to Company or from otherwise conducting business with Company, or (ii) fail to provide documentary and other evidence of Company’s identity as may be requested by Investors at any time to enable Investors to verify Company’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318. Company shall comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect. Upon Investors’ request from time to time, Company shall certify in writing to Investors that Company’s representations, warranties and obligations under this Section 8.3 remain true and correct and have not been breached. Company shall immediately notify Investors in writing if any of such representations, warranties or covenants are no longer true or have been breached or if Company has a reasonable basis to believe that they may no longer be true or have been breached. In connection with such an event, Company shall comply with all requirements of law and directives of governmental authorities and, at Investors’ request, provide to Investors copies of all notices, reports and other communications exchanged with, or received from, governmental authorities relating to such an event. Company shall also reimburse Investors any expense incurred by Investors in evaluating the effect of such an event on the loan secured hereby, in obtaining any necessary license from governmental authorities as may be necessary for Investors to enforce its rights under the Transaction Documents, and in complying with all requirements of law applicable to Investors as the result of the existence of such an event and for any penalties or fines imposed upon Investors as a result thereof.

7

9. Miscellaneous. The provisions set forth in this Section 9 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 9 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

9.1. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

9.2. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

9.4. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

9.5. Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Investors makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Investors, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Investors, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.

9.6. Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

8

9.7. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer named below or such officer’s successor, or by facsimile (with successful transmission confirmation which is kept by sending party), (ii) the earlier of the date delivered or the fifth (5th) Trading Day after deposit, postage prepaid, with an international courier, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

Meiwu Technology Company Limited

Attn: Xinliang Zhang, CEO

1602, Building C, Shenye Century Industrial Center, No. 743 Zhoushi Road

Bao’an District, Shenzhen, People’s Republic of China

Phone: 0755-85250400

Email: meiwubs@usmeiwu.com

With a copy to (which copy shall not constitute notice):

Hunter Taubman Fischer & Li LLC

Attn: Joan Wu

950 Third Avenue, Floor 19th

New York, NY 10022

Email: jwu@htflawyers.com

If to Investors:

Investor

Attn: Zhichao Yang

412, Building 1, Dongyue Ecological Park, Junhe Avenue, Baiyun District, Guangzhou, People’s Republic of China

Phone: 13489472968

Email:

9.8. Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investors hereunder may be assigned by Investors to a third party, including its affiliates, in whole or in part, without the need to obtain Company’s consent thereto. Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of Investors, and any such attempted assignment or delegation shall be null and void.

9.9. Survival. The representations and warranties of Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Investors. Company agrees to indemnify and hold harmless Investors and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

9.10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9

9.11. Attorneys’ Fees and Cost of Collection. In the event any suit, action or arbitration is filed by either party against the other to interpret or enforce any of the Transaction Documents, the unsuccessful party to such action agrees to pay to the prevailing party all costs and expenses, including attorneys’ fees incurred therein, including the same with respect to an appeal. The “prevailing party” shall be the party in whose favor a judgment is entered, regardless of whether judgment is entered on all claims asserted by such party and regardless of the amount of the judgment; or where, due to the assertion of counterclaims, judgments are entered in favor of and against both parties, then the judge or arbitrator shall determine the “prevailing party” by taking into account the relative dollar amounts of the judgments or, if the judgments involve nonmonetary relief, the relative importance and value of such relief. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading. If (i) the Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Investors otherwise takes action to collect amounts due under the Note or to enforce the provisions of the Note, or (ii) there occurs any bankruptcy, reorganization, receivership of Company or other proceedings affecting Company’s creditors’ rights and involving a claim under the Note; then Company shall pay the costs incurred by Investors for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees, expenses, deposition costs, and disbursements.

9.12. Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

9.13. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

9.14. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.

9.15. Voluntary Agreement. Company has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company to understand the terms, consequences and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Company has had the opportunity to seek the advice of an attorney of Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investors or anyone else.

[Remainder of page intentionally left blank; signature page follows]

10

IN WITNESS WHEREOF, the undersigned Investors and Company have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:

By:
Name:	ZHICHAO YANG

INVESTOR:

By:	/s/ Houqing He
Name:	HOUQING HE

INVESTOR:

By:	/s/ Sunjian Ye
Name:	SUNJIAN YE

COMPANY:

Meiwu Technology Company Limited

By:	/s/ Xinliang Zhang
Xinliang Zhang, CEO

[Signature Page to Securities Purchase Agreement]

ATTACHED EXHIBITS:

Exhibit	A Form of the Note